UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2008
UCBH Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24947	94-3072450

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Montgomery Street
San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 315-2800
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Change in Control Agreement
         On October 30, 2008, UCBH Holdings, Inc. and United Commercial Bank (herein collectively referred to as the “Company”) and Robert C. Nagel, Senior Vice President and Chief Audit Executive (herein referred to as the “Officer”), entered into a three-year Change in Control Agreement (“CIC Agreement”). The form of the CIC Agreement is furnished as Exhibit 10.1 to this Current Report on Form 8-K.
         The CIC Agreement provides that commencing on the first anniversary date and continuing on each anniversary thereafter, the Company’s CIC Agreement may be renewed by the Board of Directors for an additional year. The CIC Agreement provides that in the event voluntary or involuntary termination follows a change in control of the Company, unless termination is for cause, the Officer or, in the event of death, the Officer’s beneficiary, would be entitled to receive a severance payment equal to three times the Officer’s highest annual compensation (base salary) for the three years preceding the change in control. The Company would also continue, and pay for, the Officer’s life, medical and disability insurance coverage for thirty-six (36) months from the date of termination or resignation. The CIC Agreement also provides that if a change in control event has occurred and the Officer is terminated within thirty-six (36) months of the event, for any reason other than for cause (as defined in the CIC Agreement), the Officer shall be entitled to any unvested stock options and related limited rights and unvested awards granted to the Officer under any stock option and similar plans shall immediately vest and shall be exercisable within one (1) year.
Indemnification Agreements
         On October 30, 2008, UCBH Holdings, Inc. and United Commercial Bank each entered into their respective standard Indemnification Agreement with Douglas J. Mitchell, Senior Vice President, Corporate Development and Investor Relations; Robert C. Nagel, Senior Vice President and Chief Audit Executive; and Burton D. Thompson, Senior Vice President and Corporate Controller.
         The form of the Indemnification Agreement for UCBH Holdings, Inc. and the form of the Indemnification Agreement for United Commercial Bank are furnished as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K. In general, the respective Indemnification Agreements require UCBH Holdings, Inc. and United Commercial Bank to indemnify and hold harmless Messrs. Mitchell, Nagel, and Thompson to the fullest extent authorized by, in the case of UCBH Holdings, Inc., Delaware corporate law or, in the case of United Commercial Bank, California law, and to provide indemnification against third-party proceedings, subject to certain exceptions.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(c)     Exhibits
         The following exhibits are included with this Report:

Exhibit Number	Description
10.1	Form of Change in Control Agreement among UCBH Holdings, Inc., United Commercial Bank and certain Senior Vice Presidents of UCBH Holdings, Inc. and/or United Commercial Bank.
10.2	Form of Indemnification Agreement for UCBH Holdings, Inc.
10.3	Form of Indemnification Agreement for United Commercial Bank.

SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCBH HOLDINGS, INC.

Date: November 5, 2008	By:	/s/ Craig S. On
Craig S. On
Executive Vice President and Chief Financial Officer